IMPORTANT NOTICE
PLEASE READ IMMEDIATELY

                                                           [LOGO]

                                                         Aquilasm
                                                   Group of Funds


                     TAX-FREE FUND FOR UTAH
       380 Madison Avenue, Suite 2300, New York, N Y 10017
                   NOTICE OF ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD
                      ON OCTOBER 22, 1999


TO SHAREHOLDERS OF THE FUND:

The purpose of this Notice is to advise you that an Annual
Meeting of the Shareholders of Tax-Free Fund For Utah (the
"Fund") will be held:


Place:    (a)  at Little America Hotel
               500 South Main Street
               Salt Lake City, Utah

Time:     (b)  on October 22, 1999
               at 9:30 a.m. local time;

Purposes: (c)  for the following purposes:

               (i) to elect six Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected;

               (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending June 30, 2000
               (Proposal No. 1); and

PLEASE NOTE:

If you do not expect to attend the Meeting, please indicate voting instructions in any of three ways: by telephone, by e-mail or by completing the enclosed proxy and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.



               (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:   (d)  To vote at the Meeting, you must have been a
               shareholder on the Fund's records at the close of business on July 26, 1999 (the "record date").
               Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                         By Order of the Board of Trustees,

                         EDWARD M. W. HINES
                         Secretary





August 30, 1999

                     TAX-FREE FUND FOR UTAH
    380 Madison Avenue, Suite 2300, New York, New York 10017
                         PROXY STATEMENT

                          INTRODUCTION

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Fund For Utah (the "Fund"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     A copy of the Fund's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Fund's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-882-4937 toll-free or 212-697-6666.

     The Fund's organizer and Manager (the "Manager") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Sub-Adviser is Zions First National Bank, One South Main Street, Salt Lake City, Utah 84111. On June 7, 1999 the Zions Bancorp, parent corporation of the Fund's Sub-Adviser, announced that it would merge with First Security Corporation in a transaction expected to take place in the 4th quarter of 1999. The transaction is subject to regulatory approval.

     This Notice and Proxy Statement are first being mailed on or about August 30, 1999.

     You can vote in three ways:

     Proxy Ballot

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or, you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on that proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark any box on the proposal, the proxy holders will vote your shares for the proposal.

     Telephone Voting

     You can vote your shares by telephone. You should first read the Proxy Statement. To vote, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on the enclosed proxy card. Follow the recorded instruction using your proxy card as a guide. If you vote by phone, do not return the proxy card by mail.

     Internet Voting

     You can vote your shares by the internet. You should first read the Proxy Statement. To vote, contact the Fund at http://www.proxyvote.com. You will be prompted to enter the 12-digit control number on the enclosed proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the internet, do not return the proxy card by mail.

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number above or contacting the Fund's internet address above, entering your 12-digit control number and revoking your previous vote.

     Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Fund had three classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $9.91; Class C Shares, $9.91; and Class Y Shares, $9.92. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the action on the selection of auditors (Proposal No. 1). On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of the Fund, are entitled to vote at the meeting.

     On the record date,the total number of shares outstanding for each class of shares was as follows: Class A Shares, 4,818,641; Class C Shares, 168,609; and Class Y Shares, 463,749.

      Of the shares of the Fund outstanding on the record date Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr., Jacksonville, FL held of record 621,406 Class A Shares (12.9% of the class) and 53,602 Class C Shares (31.8% of the class); BCH Securities Inc., 2005 Market Street, Philadelphia, PA held of record 482,666 Class A Shares (10.0% of the class); Zions First National Bank, P.O. Box 30880, Salt Lake City, UT held of record 1,279,979 Class A Shares in 2 accounts (26.1% of the class); Donaldson Lufkin Jenrette Securities Corporation, Inc., P.O. Box 2052, Jersey City, NJ held of record 42,516 Class C Shares in 3 accounts (25.2% of the class); and Smith & Co, a nominee for First Security Bank of Utah held of record 451,494 Class Y Shares (97.4% of the class). The Fund's management is not aware of any other person who beneficially owned 5% or more of its outstanding shares on such date. On the basis of information received from the record owners listed above, the Fund's management believes that all of the shares indicated are held for the benefit of clients.

                      ELECTION OF TRUSTEES

     At the Meeting, six Trustees are to be elected. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     The Trustees and officers of the Fund , their ages, their affiliations, if any, with the Manager or the Distributor and their principal occupations during at least the past five years are set forth below. None of the Trustees or officers of the Fund is affiliated with the Sub-Adviser. Mr. Herrmann is an interested person of the Fund as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Fund and a director, officer and shareholder of the Manager and the Distributor. Ms. Herrmann is an interested person of the Fund as an officer of the Fund and of the Manager and as a shareholder of the Distributor. Each is also an interested person as a member of the immediate family of the other. They are so designated by an asterisk.

     In the following material Pacific Capital Cash Assets Trust, Churchill Cash Reserves Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money market fund, are together with Capital Cash Management Trust ("CCMT") called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado , Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah (this Fund), each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds."

     Described in the following material are the name, positions with the Fund, age as of the record date and business experience during at least the past five years (other than with the Fund) of each nominee and all officers of the Fund. All shares listed as owned by the Trustees are Class A Shares unless indicated otherwise.

Lacy B. Herrmann*   Chairman       Founder and Chairman of
380 Madison Avenue  of the         the Board of Aquila
New York, New York  Board of       Management Corporation,
10017,              Trustees       the sponsoring
Age: 70                            organization and Manager or
Shares owned: 552 (1)              Administrator and/or Adviser
                                   or Sub-Adviser to the Aquila
                                   Money Market Funds, the Aquila
                                   Bond Funds and the Aquila
                                   Equity Funds, and Founder,
                                   Chairman of the Board of
                                   Trustees and (currently or
                                   until 1998) President of each
                                   since its establishment,
                                   beginning in 1984; Vice
                                   President and Director, and
                                   formerly Secretary, of Aquila
                                   Distributors, Inc.,
                                   distributor of the above
                                   funds, since 1981; President
                                   and a Director of STCM
                                   Management Company, Inc.,
                                   sponsor and sub-adviser to
                                   CCMT; Founder and Chairman of
                                   several other money market
                                   funds; Director or Trustee of
                                   OCC Cash Reserves, Inc. and
                                   Quest For Value Accumulation
                                   Trust, and Director or Trustee
                                   of Oppenheimer Quest Value
                                   Fund, Inc., Oppenheimer Quest
                                   Global Value Fund, Inc. and
                                   Oppenheimer Rochester Group of
                                   Funds, each of which is an
                                   open-end investment company;
                                   Trustee of Brown University,
                                   1990-1996 and currently
                                   Trustee Emeritus; actively
                                   involved for many years in
                                   leadership roles with
                                   university, school and
                                   charitable organizations.

(1) Held of record by the Manager


Diana P. Herrmann*  Trustee        President and Chief
380 Madison Avenue  President      Operating Officer of the
New York, New York                 Manager/Administrator
10017                              since 1997, a Director
Age: 41                            since 1984, Secretary
Shares Owned: 219                  since 1986 and previously its
                                   Executive Vice President,
                                   Senior Vice President or Vice
                                   President, 1986-1997;
                                   President of various Aquila
                                   Bond and Money-Market Funds
                                   since 1998; Assistant Vice
                                   President, Vice President,
                                   Senior Vice President or
                                   Executive Vice President of
                                   Aquila Money-Market, Bond and
                                   Equity Funds since 1986;
                                   Trustee of a number of Aquila
                                   Money-Market, Bond and Equity
                                   Funds since 1995;  Trustee of
                                   Reserve Money-Market Funds
                                   since 1999 and Reserve Private
                                   Equity Series since 1998;
                                   Assistant Vice President and
                                   formerly Loan Officer of
                                   European American Bank, 1981-
                                   1986; daughter of the Fund's
                                   Chairman; Trustee of the
                                   Leopold Schepp Foundation
                                   (academic scholarships) since
                                   1995; actively involved in
                                   mutual fund and trade
                                   associations and in college
                                   and other volunteer
                                   organizations.

Gary C. Cornia      Trustee        Professor and Associate
577 East 1090 North                Dean of the Marriott
Orem, Utah 84057                   School of Management,
Age: 51                            Brigham Young
Shares Owned: 133.2 (2)            University, since 1991;
                                   Associate Professor, 1985-
                                   1991; Assistant Professor,
                                   1980-1985; Commissioner of the
                                   Utah Tax Commission, 1983-
                                   1986; Director of the National
                                   Tax Association, 1990-1993;
                                   Chair of the Governor's Tax
                                   Review Committee since 1993;
                                   Faculty Associate of the Land
                                   Reform Training Institute,
                                   Taipei, Taiwan and The Lincoln
                                   Institute of Land Policy,
                                   Cambridge, Massachusetts.
(2) Held of record by his wife.

William L. Ensign   Trustee        Planning and
2928 Cortland Place N.W.           Architectural
Washington, D.C. 20008             Consultant; Acting
Age: 70                            Architect of the United
Shares Owned: 658                  States Capital 1995-1997;
                                   Assistant Architect of the
                                   United States Capital 1980-
                                   1995; previously President and
                                   CEO, McLeod Ferrara Ensign, an
                                   international planning and
                                   design firm based in
                                   Washington DC; Fellow and
                                   former Director of the
                                   American Institute of
                                   Architects; District of
                                   Columbia Zoning Commissioner
                                   1989-1997; member, U.S.
                                   Capitol Police Board 1995-
                                   1997, National Advisory
                                   Council on Historic
                                   Preservation 1989-1997,
                                   National Capital Memorial
                                   Commission 1989-1997; Acting
                                   Director of the U.S. Botanic
                                   Garden 1995-1997; Trustee,
                                   National Building Museum 1995-
                                   1997; Trustee of Tax-Free
                                   Trust of Arizona since 1986
                                   and of Tax-Free Fund For Utah
                                   since 1991; Trustee of Oxford
                                   Cash Management Fund, 1983-
                                   1989.


Anne J. Mills       Trustee        Vice President for
167 Glengarry Place                Business Affairs of
Castle Pines Village               Ottawa University since
Castle Rock, Colorado              1992; Director of
80104                              Customer Fulfillment,
Age: 60                            U.S. Marketing and
Shares Owned: 1,354                Services Group,IBM
                                   Corporation, 1990-1991;
                                   Director of Business
                                   Requirements of that Group,
                                   1988-1990; Director of Phase
                                   Management of that Group,
                                   1985-1988; Budget Review
                                   Officer of the American
                                   Baptist Churches/USA, 1994-
                                   1997; Director of the American
                                   Baptist Foundation 1985-1986
                                   and since 1998; Trustee of
                                   Brown University; Trustee of
                                   Churchill Cash Reserves Trust
                                   since 1985, of Tax-Free Trust
                                   of Arizona since 1986, of
                                   Churchill Tax-Free Fund of
                                   Kentucky, Tax-Free Fund of
                                   Colorado and Capital Cash
                                   Management Trust since 1987
                                   and of Tax-Free Fund For Utah
                                   since 1994.

R. Thayne Robson    Trustee        Director of the Bureau of
3548 Westwood Drive,               Economic and Business
Salt Lake City, Utah 84109         Research,Professor of
84109                              Management, and
Age: 70                            Research Professor of Economics
Shares Owned: 136                  at the University of Utah
                                   since 1978; Trustee of Tax-
                                   Free Fund for Utah since 1992
                                   and of Aquila Rocky Mountain
                                   Equity Fund since 1993;
                                   Director of the Alliance of
                                   Universities for Democracy
                                   since 1990; Trustee of the
                                   Salt Lake Convention and
                                   Visitors Bureau since 1984;
                                   Member of Utah Governor's
                                   Economic Coordinating
                                   Committee since 1982; Member
                                   of the Association for
                                   University Business and
                                   Economic Research since 1985;
                                   Director of ARUP (a medical
                                   test laboratory) since 1988;
                                   Director of Western Mortgage
                                   since 1989; Director of the
                                   Utah Economic Development
                                   Corporation since 1985;
                                   Director of the Salt Lake
                                   Downtown Alliance since 1991;
                                   Trustee of Crossroads Research
                                   Institute since 1986.



Jerry G. McGrew     Senior Vice    President of Aquila
5331 Fayette Street President      Distributors, Inc. since
Houston, TX 77056                  1998, Registered
Age: 55                            Principal since 1993, Senior
                                   Vice President, 1997-1998 and
                                   Vice President, 1993-1997;
                                   Senior Vice President of
                                   Aquila Rocky Mountain Equity
                                   Fund since 1996; Senior Vice
                                   President of Churchill Tax-
                                   Free Fund of Kentucky since
                                   1994, and of Tax-Free Fund of
                                   Colorado and Tax-Free Fund For
                                   Utah since 1997; Vice
                                   President of Churchill Cash
                                   Reserves Trust since 1995;
                                   Registered Representative of
                                   J.J.B. Hilliard, W.L. Lyons
                                   Inc., 1983-1987; Account
                                   Manager with IBM Corporation,
                                   1967-1981; Gubernatorial
                                   appointee, Kentucky Financial
                                   Institutions Board, 1993-1997;
                                   Chairman, Total Quality
                                   Management for Small Business,
                                   1990-1994; President of
                                   Elizabethtown/Hardin County,
                                   Kentucky, Chamber of Commerce,
                                   1989-1991; President of
                                   Elizabethtown Country Club,
                                   1983-1985; Director-at Large,
                                   Houston Alliance for the
                                   Mentally Ill (AMI), since
                                   1998.


Kimball L. Young    Senior         Senior Vice President of
2049 Herbert Avenue  Vice          Co-Founder of Lewis
Salt Lake City      President      Young Robertson & 84108
Utah                               Burningham,Inc., an NASD
Age: 52                            licensed broker dealer
                                   providing public finance
                                   services to Utah local
                                   governments 1995-present.
                                   Senior Vice President of Tax-
                                   Free Trust of Arizona and Tax-
                                   Free Fund For Utah. Formerly
                                   Senior Vice President-Public
                                   Finance, Kemper Securities
                                   Inc., Salt Lake City, Utah,
                                   1979-1984.

Stephen J. Caridi   Assistant      Vice President of the
380 Madison Avenue  Vice           Distributor since 1995,
New York 10017      President      Assistant Vice President,
Age: 38                            1988-1995, Marketing
                                   Associate, 1986-1988; Vice
                                   President of Hawaiian Tax-Free
                                   Trust since 1998; Senior Vice
                                   President of Narragansett
                                   Insured Tax-Free Income Fund
                                   since 1998, Vice President
                                   since 1996; Assistant Vice
                                   President of Tax-Free Fund For
                                   Utah since 1993; Mutual Funds
                                   Coordinator of Prudential
                                   Bache Securities, 1984-1986;
                                   Account Representative of
                                   Astoria Federal Savings and
                                   Loan Association, 1979-1984.

Rose F. Marotta     Chief          Chief Financial Officer
380 Madison Avenue  Financial      of the Aquila Money-
New York, New York  Officer        Market, Bond and Equity
10017                              Funds since 1991 and
Age: 75                            Treasurer, 1981-1991; formerly
                                   Treasurer of the predecessor
                                   of CCMT; Treasurer and
                                   Director of STCM Management
                                   Company, Inc., since 1974;
                                   Treasurer of Trinity Liquid
                                   Assets Trust, 1982-1986 and of
                                   Oxford Cash Management Fund,
                                   1982-1988; Treasurer of InCap
                                   Management Corporation since
                                   1982, of the Manager since
                                   1984 and of the Distributor
                                   since 1985.

Richard F. West     Treasurer      Treasurer of the Aquila
380 Madison Avenue                 Money-Market, Bond
New York, New York 10017           and Equity Funds and
Age: 63                            of Aquila Distributors,
                                   Inc. since 1992; Associate
                                   Director of Furman Selz
                                   Incorporated, 1991-1992;
                                   Vice President of Scudder,
                                   Stevens & Clark, Inc. and
                                   Treasurer of Scudder
                                   Institutional Funds, 1989-
                                   1991; Vice President of Lazard
                                   Freres Institutional Funds
                                   Group, Treasurer of Lazard
                                   Freres Group of Investment
                                   Companies and HT Insight
                                   Funds, Inc., 1986-1988; Vice
                                   President of Lehman Management
                                   Co., Inc. and Assistant
                                   Treasurer of Lehman Money
                                   Market Funds, 1981-1985;
                                   Controller of Seligman Group
                                   of Investment Companies, 1960-
                                   1980.

Edward M. W. Hines  Secretary      Partner of Hollyer Brady
551 Fifth Avenue                   Smith Troxell Barrett
New York, New York 10176           Rockett Hines & Mone
Age: 59                            LLP, attorneys, since
                                   1989 and counsel, 1987-1989;
                                   Secretary of the Aquila Money-
                                   Market, Bond and Equity Funds
                                   since 1982; Secretary of
                                   Trinity Liquid Assets Trust,
                                   1982-1985 and Trustee of that
                                   Trust, 1985-1986; Secretary of
                                   Oxford Cash Management Fund,
                                   1982-1988.

John M. Herndon     Vice           Assistant Secretary of
380 Madison Avenue  President,     the Aquila Money-Market,
New York, New York  Assistant      Bond and Equity Funds
10017               Secretary      since 1995 and Vice
Age: 59                            President of the Aquila Money-
                                   Market Funds since 1990; Vice
                                   President of the Manager since
                                   1990; Investment Services
                                   Consultant and Bank Services
                                   Executive of Wright Investors'
                                   Service, a registered
                                   investment adviser, 1983-1989;
                                   Member of the American Finance
                                   Association, the Western
                                   Finance Association and the
                                   Society of Quantitative
                                   Analysts.

     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended June 30, 1999 the Fund paid a total of $20,971 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and equity funds. The following table lists the compensation of all Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.

                                   Compensation   Number of
                                   from all       boards on
                    Compensation   funds in the   which the
                    from the       Aquilasm       Trustee
Name                Fund           Group          serves
Gary C. Cornia      $3,908.00      $ 3,908.00       1

William L. Ensign    2,892.50       13,408.56       2

R. Thayne Robson     3,081.40        6,000.00       2

Anne J. Mills        2,409.97       34,572.69       6


     The Fund's Manager is manager or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of June 30, 1999, these funds had aggregate assets of approximately $3.2 billion, of which approximately $1.9 billion consisted of assets of the tax-free municipal bond funds. The Manager is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. For the Fund's fiscal year ended June 30, 1999 management fees of $252,515 (including fees paid to the Sub-Adviser) were incurred, of which $200,822 was waived; in addition, the Manager reimbursed expenses in the amount of $131,525.

     During the fiscal year ended June 30, 1999, Permitted Payments of $96,628 were made to Qualified Recipients with respect to Class A Shares of the Fund under the Fund's Distribution Plan, of which the Distributor received $2,004. During the same period, payments of $13,032 were made to Qualified Recipients with respect to Class C Shares of the Fund under the Distribution Plan and $4,344 under the Shareholder Services Plan. Of these payments the Distributor received $12,460.

     The Distributor currently handles the distribution of the shares of fourteen funds (five money market funds, seven tax-free municipal bond funds and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 72% by Mr. Herrmann and other members of his immediate family, 24% by Diana
P. Herrmann and the balance by an officer of the Distributor.

Other Information on Trustees

     The Trustees have appointed an Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and
(iii) reviews the adequacy of the Fund's internal accounting procedures and controls. The Committee held two meetings during the Fund's last fiscal year. The Board of Trustees does not have a nominating committee. During the Fund's last fiscal year, the Board of Trustees held four meetings. All current Trustees were present for at least 75% of the total number of Board meetings and Audit Committee Meetings (if such Trustee was a member of that Committee).

                    RATIFICATION OR REJECTION
                         OF SELECTION OF
                      INDEPENDENT AUDITORS
                        (Proposal No. 1)

     KPMG LLP, which is currently serving as the Fund's auditors, has been selected by the Fund's Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent auditors for the fiscal year ending June 30, 2000. Such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Fund, the Fund's Manager or the Fund's Sub-Adviser. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.

                           RECEIPT OF
                      SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Fund will so advise you.

     The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         OTHER BUSINESS

     The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares, which your proxy card, telephone or internet vote entitles them to vote, in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card or by voting by telephone or the internet, you give the proxy holders discretionary authority as to any such matter or matters.

                       TAX-FREE FUND FOR UTAH

          PROXY FOR SHAREHOLDERS MEETING OCTOBER 22, 1999

       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned shareholder of TAX-FREE FUND FOR UTAH (the "Fund") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Friday, October 22, 1999 at the Little America Hotel, 500 South Main Street, Salt Lake City, Utah at 9:30 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

     Telephone Voting (Touch-tone only)

     You can vote your shares by telephone. Read the proxy statement. To vote, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instruction using this proxy card as a guide. If you vote by phone, do not return the proxy card by mail.

     Internet voting

     You can vote your shares by the internet. Read the proxy statement. To vote, contact the Fund at www.proxyvote.com. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the internet, do not return the proxy card by mail.

     Proxy Card Voting

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     MANAGEMENT RECOMMENDS A VOTE FOR ALL NOMINEES LISTED BELOW
AND FOR THE PROPOSALS LISTED BELOW. THE SHARES REPRESENTED HEREBY
WILL BE VOTED AS INDICATED BELOW OR FOR IF NO CHOICE IS
INDICATED.

     As to any other matter said attorneys shall vote in accordance with their best judgment.

     Annual Meeting Attendance

     We encourage you to attend the Annual Meeting of Shareholders. If you can join us on October 22, please call us at 1-800-882-4937, e-mail us at info@aquilafunds.com or mail the planning card back to us along with your proxy vote.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

        TAX-FREE FUND FOR UTAH
     For address changes and/or comments, please check this box
     and write them on the back where indicated.            __
                                                       [__]

     Vote on Trustees

     2. Election of Trustees.

     01) Lacy B. Herrmann  02) Gary C. Cornia 03) William L.
     Ensign 04) Diana P. Herrmann 05) Anne J. Mills  06) R.
     Thayne Robson

                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except

To withhold authority to vote, mark "For all Except" and write the nominee's number on the line below.

________________

Vote on Proposals

     1. Action on selection of KPMG LLP
       as independent auditors (Proposal No.1 in Proxy Statement)

               __             __            __
          FOR [__]  AGAINST  [__]  ABSTAIN [__]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]


_________________________________Dated: __________
 Signature
(Joint Owners)